                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       MILE MARKER INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                         MILE MARKER INTERNATIONAL, INC.
                               1450 SW 13th Court
                             Pompano Beach, FL 33069


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 24, 1997


To the Shareholders of Mile Marker International, Inc.:

         Notice is hereby given that an Annual Meeting of Shareholders of Mile Marker International, Inc. (the "Company") will be held on April 24, 1997, at 10:00 A.M. at 1450 SW 13th Court, Pompano Beach, Florida 33069, for the following purposes:

         1. To elect two (2) directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualify.

         2. To ratify the appointment of Spear, Safer, Harmon & Co., as the Company's public accountants for the fiscal year which began January 1, 1997.

         3. To approve an amendment to the Certificate of Incorporation of the Company to increase the number of authorized shares from 10,000,000 shares, par value $.001, to 20,000,000 shares, par value $.001, all of which shall be common stock.

         4. To transact any other such business as may properly come before the meeting or any adjournment thereof.

         Each shareholder of record at the close of business on March 26, 1997, is entitled to cast, in person or by proxy, one vote for each share of Common Stock held by such shareholder on such date.

                                              By Order of the Board of Directors


                                                    Leslie Aho, Secretary

Dated: March 26, 1997


===============================================================================
           YOUR PROXY IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
         PLEASE FILL IN DATE, SIGN AND MAIL IT TODAY IN THE ACCOMPANYING
           SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED
                             IN THE UNITED STATES.
================================================================================

                         MILE MARKER INTERNATIONAL, INC.

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 24, 1997



                                TABLE OF CONTENTS
                                -----------------


PROXY STATEMENT .....................................      1

ELECTION OF DIRECTORS ...............................      2

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
  MANAGEMENT ........................................      3

EXECUTIVE COMPENSATION ..............................      5

SUMMARY COMPENSATION TABLE ..........................      5

APPOINTMENT OF INDEPENDENT AUDITORS .................      6

AMENDMENTS TO CERTIFICATE OF INCORPORATION ..........      6

INTEREST OF MANAGEMENT ..............................      7

FINANCIAL STATEMENTS ................................      8

OTHER MATTERS COMING BEFORE THE MEETING .............      8

MISCELLANEOUS .......................................      9

APPENDIX "A" ........................................     10

                         MILE MARKER INTERNATIONAL, INC.
                               1450 SW 13TH COURT
                             POMPANO BEACH, FL 33069





                                   PRELIMINARY
               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 24, 1997

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Mile Marker International, Inc. (the "Company"), a New York corporation, of the accompanying proxy for use at the 1997 Annual Meeting of Shareholders (the "Meeting") to be held on April 24, 1997, or at any adjournment or adjournments thereof. Only shareholders of record at the close of business on March 26, 1997 (the "Record Date"), are entitled to vote at the Meeting. Proxy material is being mailed on or about March 26, 1997, to the Company's shareholders of record on the Record Date. All references to the Company herein include its subsidiaries.

THE PROXY

         Shares of Common Stock represented by a duly executed proxy received by the Company will be voted in accordance with the instructions contained therein and, in the absence of specific instructions, will be voted FOR the election as directors of the persons nominated by the Board of Directors, FOR the reappointment of the Company's existing auditors, FOR the increase in authorized shares to 20,000,000 shares of Common Stock, and, in accordance with the judgment of the persons voting the proxy, on any other matter that may properly come before the Annual Meeting. The execution of a proxy will in no way affect a shareholder's right to attend the Annual Meeting and to vote in person. A shareholder may revoke a proxy at any time before it is voted at the Annual Meeting by written notice delivered to the Secretary of the Company.

         It should be noted that Richard and Leslie Aho, who are the sole directors and officers of the Company, have sufficient shares to cause each of the proposed actions to be approved without any other shares being voted in favor thereof at the Annual Meeting of Stockholders. Mr. and Mrs. Aho have indicated their intention to vote all of their shares for approval of the increase in authorized shares, for the approval of the persons nominated as directors, and for reappointment of the Company's existing auditors. Accordingly, any negative vote which a shareholder may cast will not have any effect on the outcome of any of the matters discussed in this proxy.

         This Proxy Statement, the accompanying proxy, and the Company's Annual Report on Form 10-KSB for the year ended December 31, 1995, are being mailed on or about March 26, 1997, to shareholders entitled to vote at the Annual Meeting. The cost of solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxy solicitations may be made by telephone and personal contact by officers, directors and employees of the Company. The Company will, upon request, reimburse brokerage houses and persons holding shares in their names or in the names of nominees for their reasonable expenses incurred in sending soliciting material to their principals.

                              ELECTION OF DIRECTORS

         Two directors will be elected at the Meeting. The enclosed proxy, unless otherwise specified, will be voted to elect as directors the two nominees named below. Each director elected at the Meeting will serve until the next Annual Meeting of Shareholders and until his or her respective successor is duly elected and qualifies. Each nominee is a member of the current Board of Directors. Both nominees have consented to serve as directors. If a nominee should not be available for election as contemplated, the management proxy holders will vote for a substitute designated by the current Board of Directors. In no event will proxies be voted for more than two nominees.

         The following table sets forth certain information, as of the Record Date, concerning the nominees for election as directors of the Company. For information as to the shares of the Common Stock held by each nominee, see the section "Security Ownership of Certain Beneficial Holders and Management" elsewhere in this Proxy Statement.

                                                             Other
                                      Director             Position(s)
Nominee                        Age     Since               With Company
-------                        ---     -----               ------------

Richard E. Aho ............     52     1993     Chairman of the Board, President,
                                                and Chief Executive Officer

Leslie Aho ................     40     1993     Vice President, Treasurer and
                                                Secretary


EXECUTIVE OFFICERS

         As of the Record Date, the executive officers of the Company were as follows:

                                                                           Year Became
                                               Officership(s)               Executive
Name                           Age              with Company                 Officer
----                           ---              ------------                 -------
Richard E. Aho ............     52     Chairman of the Board, President,       1993
                                       and Chief Executive Officer

Leslie Aho ................     40     Vice President, Treasurer, and          1993
                                       Secretary

         All of the executive officers are elected annually, or until their successors have been duly elected.

         Article III, Section 1(a), of the Company's By-laws was amended by the Board of Directors on February 25, 1997, to reduce the minimum number of Directors from three to two Directors.

BUSINESS HISTORY

         The principal occupation and business experience of each director and executive officer of the Company is set forth below.

         Richard E. Aho formed Mile Marker, Inc., which is now a wholly-owned subsidiary of the Company, in 1984 to produce and market a series of new products to automotive markets. In 1980 Mr. Aho founded 4 x 2 Savings, Inc., a predecessor of Mile Marker, to sell a cost-saving product which was designed for the 4-wheel drive segment of the automotive industry. From 1972 to 1980 he was the owner and operator of The Tire Place, Inc., Rainier, Oregon, an active retailer of specialty tires and accessories. He became Chairman and Chief Executive Officer of the Company on December 28, 1993.

         Leslie Aho has been the head of operations of Mile Marker, Inc. since inception and became Vice President, Treasurer, Secretary, and a Director of the Company on December 28, 1993. She is the executive responsible for the Company's human resources management, production planning, and manufacturing.

BOARD MEETINGS

         During calendar year 1996 two meetings of the Company's Board of Directors were held. All current elected members of the Board attended both meetings.

BOARD COMMITTEES

         There are no committees of the Board of Directors of the Company.

FAMILY RELATIONSHIPS

         Richard and Leslie Aho are husband and wife.

CERTAIN TRANSACTIONS

         In July 1995 the Company borrowed $150,792.18 from Richard Aho and $45,000 from his mother-in-law, Lois Garner. Principal is payable at maturity. Both notes accrue interest at 12% per annum until paid. Mr. Aho's note is due December 31, 1998, and Mrs. Garner's note is due December 31, 1999.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

         Based solely on a review of Forms 4 and 5 furnished to the Company and filed with the Securities and Exchange Commission under Rule 16a-3(e) promulgated under the Securities Exchange Act of 1934 with respect to 1995 and 1996, the Company believes that Richard Aho and Leslie Aho did not file Form 5 for the Company's 1995 fiscal year on a timely basis. Except as identified herein and based solely on a review of its files concerning Rule 16a-3(e), the Company is not aware that any other person was required to, but did not, comply with Section 16(a) in 1996.


SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         Each shareholder of record is entitled to cast, in person or by proxy, one vote for each share of Common Stock, $.001 par value (the "Common Stock"), held by such shareholder at the close of business on the Record Date. As of said date, there were 9,934,357 shares of Common Stock outstanding and entitled to vote.

         Shareholders who execute proxies retain the right to revoke them by notifying the

Company at any time before they are voted. Such revocation may be effected by execution of a subsequently dated proxy, or by a written notice of revocation, sent to the attention of the Secretary at the address of the Company's principal office set forth above in the introductory paragraph to this Proxy Statement or delivered to him at the Meeting. Unless so revoked, the shares represented by proxies, if received in time, will be voted in accordance with the directions given therein. If no direction is given, a properly executed proxy will be voted in favor of the proposal to amend the Certificate of Incorporation of the Company (the "Certificate of Incorporation"), to ratify the selection of the Company's auditors, and in favor of the election of directors.

         A plurality of the votes cast at the Meeting shall be necessary to elect a director. The affirmative vote of a majority of the votes cast at the meeting shall be necessary to approve the proposal numbered 2 in the Notice of Annual Meeting, i.e., the selection of independent public accountants. A vote of a majority of the outstanding shares of the Common Stock shall be necessary to approve the proposal numbered 3 in the Notice of Annual Meeting, i.e., the Amendment to the Certificate of Incorporation. A shareholder shall have no right to receive payment for his, her or its shares as a result of shareholder approval of any proposal in the Notice of Annual Meeting.

         At the meeting ballots will be distributed with respect to each proposal to be voted upon to the management proxy holders and each shareholder (or the shareholder's proxy if not the management proxy holders) who is present and did not deliver a proxy to the management proxy holders or another person. The ballots shall then be tallied, one vote for each share owned of record, the votes being in three categories: FOR, AGAINST or ABSTAIN, except in the case of the proposal to elect directors, the three categories will be, with respect to each director to be elected, FOR the management nominee, WITHHOLD AUTHORITY from voting FOR the management nominee, ABSTAIN, or FOR another person to be elected as a director. Any shareholder who submits a proxy, even though the shareholder abstains as to one or more proposals, or who is present in person, shall be counted for the purpose of determining if a quorum is present, a quorum being a majority of the outstanding shares of the Common Stock. Because each of the two directors will be elected by a plurality of the votes cast at the meeting, an abstention, whether by the shareholder of record or by a broker non-vote where the broker or its nominee is the record holder for the shareholder, reduces the number of votes cast for a particular nominee. Assuming that the voting for director is limited to the two management nominees, an abstention, including a broker non-vote, has no effect on the determination of who is elected. If there are one or more nominees opposing the two management nominees, the two candidates receiving the highest votes FOR will be elected, regardless of how many shares ABSTAIN. Because the proposal numbered 3 requires the approval of a majority of the outstanding shares of Common Stock as of the Record Date, an abstention, whether by a shareholder of record or by a broker non-vote where the broker or its nominee is the record holder for the shareholder, reduces the number of votes cast for a particular proposal and makes it more difficult for management to achieve a majority to approve the proposed amendment to the Certificate of Incorporation.


         The following table sets forth information, as of the Record Date, with respect to (i) any person or "group" known to the Company to be the beneficial owner of more than 5% of the Common Stock; (ii) each director of the Company;
(iii) the Chief Executive Officer of the

Company; (iv) each other executive officer who earned more than $100,000 in fiscal 1996; and (v) all directors and executive officers as a group. Each beneficial owner has advised the Company that he, she or it has sole voting and investment power as to the shares of the Common Stock.

                                Name and              Amount and
Title                          Address of              Nature of         Percent of
 of                            Beneficial             Beneficial          Class at
Class                            Owner                Ownership       November 30, 1994(1)
-----                          ----------             ----------      --------------------

Common                      Richard E. Aho(1)(2)       2,525,000           25.42%
Stock                       1450 SW 13th Court
                            Pompano Beach, FL 33069

Common                      Leslie Aho(1)(2)           2,525,000           25.42%
Stock                       1450 SW 13th Court
                            Pompano Beach, FL 33069

Common                      All executive officers     5,050,000           50.83%
Stock                       and directors as a
                            group (2 persons)

-------------------------

(1) Officer and director.
(2) Richard and Leslie Aho are husband and wife.

-------------------------


                             EXECUTIVE COMPENSATION

         The following tables and notes present for the three years ended December 31, 1996, compensation paid by the Company to Richard Aho, its President and Chief Executive Officer, who is the only executive officer whose total salary and bonus exceeded $100,000 in any of the three years ended December 31, 1996.


                           SUMMARY COMPENSATION TABLE

                                                Annual
Name and                          Fiscal     Compensation
Principal Position                 Year       - Salary
------------------                 ----       --------
Richard E. Aho, Chairman,          1996       $112,750
President, and Chief Executive     1995       $129,250
Officer                            1994       $143,000

                       APPOINTMENT OF INDEPENDENT AUDITORS

         On September 3, 1996, the Board of Directors selected Spear, Safer, Harmon & Co., as Company's independent public accountants for the fiscal year which commenced January 1, 1996, and for the fiscal year commencing January 1, 1997. Such firm has acted as the Company's independent public accountants since September 3, 1996, and has advised the Company that no member of such firm or any member thereof has any financial interest in the Company.

         Although neither federal nor state law requires the approval of the auditors by shareholders, the Board believes that, in view of the importance of financial statements to the shareholders, the selection of independent public accountants should be passed on by shareholders. Accordingly approval of the following resolution will be requested at the Meeting:

         "RESOLVED, That the Board of Directors' appointment of Spear, Safer, Harmon & Co., to serve as the Company's independent public accountants for the fiscal year beginning January 1, 1997, be, and the same hereby is, ratified and approved."

         The Board of Directors recommends a vote FOR the foregoing resolution because of the familiarity of Spear, Safer, Harmon & Co., with the Company's financial and other affairs. In the event that the shareholders disapprove of the selection, the Board of Directors will consider the selection of another auditor.

         No member of Spear, Safer, Harmon & Co., will be present at the Meeting.

         On September 3, 1996, Fred W. Smith, CPA, resigned as independent accountant of the Company. The reports of Fred W. Smith, CPA, on the financial statements of the Company for the fiscal years ended December 31, 1994, and December 31, 1995, contain no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principals. The Company's Board of Directors participated in and approved the decision to change independent accountants. In connection with its audits for the fiscal years ended December 31, 1994 and 1995, and through September 3, 1996, there have been no disagreements with the former accountants on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of the former accountants, would have caused them to make reference to the subject matter of the disagreement in their reports on the financial statements for such year. During the fiscal year ended December 31, 1995, and through September 3, 1996, there were no reportable events (as defined in Regulation S-K, Item 304(a)(1)(v)) with Fred W. Smith, CPA.


                   AMENDMENTS TO CERTIFICATE OF INCORPORATION

         The Board of Directors of the Company has approved and recommended, and hereby proposes to the Company's shareholders, adoption of an amendment to the Company's Certificate of Incorporation, listed as Proposal numbered 3 in the Notice of Annual Meeting.

         The proposed Amendment is an amendment to Paragraph Third of the Certificate of

Incorporation to change the authorized shares of Common Stock to 20,000,000 from 10,000,000. A copy of the text of Paragraph Third of the Certificate of Incorporation as it would be amended if the shareholders approve the Amendment is annexed hereto as Appendix A.

         The Board of Directors of the Company has voted to increase the number of authorized shares of Common Stock to permit the Company to issue shares of Common Stock or rights to acquire Common Stock for the purposes of (i) raising capital, (ii) exchanging such securities for Company indebtedness, (iii) compensating employees or others, and (iv) any other proper corporate purpose. The Company does not anticipate that the increase in authorized shares will have any adverse impact on existing shares or shareholders. No assurances can be given, however, that after the proposed increase is effected, or after additional shares authorized by the issuance are issued, the market price of the Common Stock will not be adversely affected or precisely what effect the proposed increase in authorized Common Stock would have on the market for, or the price of, shares of Common Stock.

EFFECT ON SHAREHOLDERS

         Holders of Common Stock have no preemptive rights and are entitled to dividends when and if declared by the Board of Directors. Each holder of Common Stock has one vote per share on all matters submitted to shareholders for a vote. Other than increasing the number of authorized shares of Common Stock, the proposed Amendment to the Certificate of Incorporation would create no differences between shares of Common Stock prior to the Amendment and shares of Common Stock after the Amendment.

VOTE REQUIRED

         A majority of the Common Stock, by vote in person or by proxy, must vote in favor of the proposed Amendment to the Certificate of Incorporation for the same to be approved by the shareholders.

         FOR THE REASONS DESCRIBED ABOVE, THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE COMPANY'S AUTHORIZED SHARES OF COMMON STOCK.

                             INTEREST OF MANAGEMENT

         Because the two directors and executive officers of the Company have a majority of the outstanding Common Stock and in their opinion the Company must issue additional shares, which are not now authorized, to meet its existing and anticipated capital needs, they may be deemed to have an interest in having the proposed increase in the authorized Common Stock approved by the shareholders. Other than the election of directors, there is no other proposal in the Notice of Annual Meeting as to which the directors and executive officers have any special interest, although they recommend the approval of all proposals by the shareholders.

                              FINANCIAL STATEMENTS

         The following financial statements, management's discussion and analysis, and market information, all of which appear in the 1995 Annual Report which accompanies this Proxy Statement, are incorporated herein by this reference.


1. Report of Independent Auditors ................................   F/S 1

2. Consolidated Balance Sheets at December 31, 1995 and 1994 .....   F/S 2

3. Consolidated Statements of Income for the Years
   Ended December 31, 1995 and 1994 ..............................   F/S 3

4. Consolidated Statements of Change in Stockholders' Equity
   for the Years Ended December 31, 1995 and 1994 ................   F/S 4

5. Consolidated Statements of Cash Flow for the Years
   Ended December 31, 1995 and 1994 ..............................   F/S 5

6. Notes to Consolidated Financial Statements ....................   F/S 6

         The following financial statements and management's discussion and analysis, all of which appear in the Company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 1995, a copy of which report accompanies this Proxy Statement, are incorporated herein by this reference:


1. Consolidated Balance Sheets at September 30, 1996 (unaudited)
   and December 31, 1995 (unaudited) ..............................     3

2. Consolidated Statements of Operations for the Three and Nine
   Month Periods Ended September 30, 1996 and 1995 (unaudited) ....     4

3. Consolidated Statement of Cash Flows for the Nine Months
   Ended September 30, 1996 and 1995 (unaudited) ..................     6

4. Notes to Financial Statements (unaudited) - September 30, 1996..     7

5. Management's Discussion and Analysis or Plan of Operation ......     8


                     OTHER MATTERS COMING BEFORE THE MEETING

         As of the date of this Proxy Statement, the Board of Directors does not know of any matters to be presented to the Meeting other than the first three proposals set forth in the attached Notice of Annual Meeting. If any other matters properly come before the Meeting, it is intended that the holders of the management proxies will vote thereon in their discretion.

                                  MISCELLANEOUS

         The solicitation of proxies on the enclosed form of proxy is made by and on behalf of the Board of Directors of the Company and the cost of this solicitation is being paid by the Company. In addition to the use of the mails, proxies may be solicited personally, or by telephone or telegraph, by officers or directors of the Company or its subsidiaries.

         Shareholder proposals for inclusion in the Company's Proxy Statement for the Annual Meeting of Shareholders which is anticipated to be held in March 1998 must be received no later than a reasonable time before the solicitation for such meeting is made.

         Copies of the 1995 Annual Report and the Company's Report on Form 10-QSB for the period ended September 30, 1996, accompany this Proxy Statement. There will be no separate Annual Report to Shareholders other than the Annual Report on Form 10-KSB (i.e., the 1995 Annual Report). A copy of any exhibits to the 1995 Annual Report may be obtained by written or oral request to Leslie Aho, Secretary of the Company, at the principal office of the Company, the address of which is set forth at the beginning of this Proxy Statement. A reasonable fee for duplicating and mailing will be charged if a copy of any exhibit is requested.


                                              By Order of the Board of Directors



                                              LESLIE AHO, Secretary

                                                                    APPENDIX "A"



         Paragraph Third of the Certificate of Incorporation will be amended to read as follows:

         "THIRD: The aggregate number of shares which the Company shall have authority to issue is twenty million (20,000,000), each of which shall have a par value of one-tenth of one cent ($.001), all of which shall be a single class of Common Stock, and none of which shall be entitled to pre-emptive rights."

                                                                    APPENDIX "B"



                         MILE MARKER INTERNATIONAL, INC.
                   1450 SW 13TH COURT, POMPANO BEACH, FL 33069

                                   ***PROXY***

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Richard E. Aho and Leslie Aho as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of common stock of Mile Marker International, Inc., held of record by the undersigned on March 26, 1997, at an Annual Meeting of Shareholders to be held on April 24, 1997, or any adjournment thereof.

1.       FOR THE ELECTION OF DIRECTORS (SEE PROXY STATEMENT)

                      _____ FOR    _____ AGAINST    _____ ABSTAIN

         To withhold authority for an individual nominee, check this box and write the nominee's name in this space
                                                    _____ Withhold

         -----------------------------------

2.       RATIFICATION OF INDEPENDENT AUDITORS

                      _____ FOR    _____ AGAINST    _____ ABSTAIN

3.       PROPOSAL TO APPROVE AN AMENDMENT TO THE ARTICLES OF INCORPORATION

                      _____ FOR    _____ AGAINST    _____ ABSTAIN

4. In their discretion of the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments of the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR each of the director nominees FOR Proposals 2 and 3.

Please sign exactly as your name appears on your certificate. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized office. If a partnership, please sign in partnership name by authorized person.


Dated: ___________________, 1997       Number of shares held: __________________


-----------------------------------    -----------------------------------------
Please Type or Print Your Name(s)      Signature


-----------------------------------    -----------------------------------------
Please Type or Print Your Name(s)      Signature



If you have had a change of Address, please print or type your new address(s) on the lines below:

--------------------------------------------         PLEASE MARK, SIGN, DATE AND
                                                     RETURN THIS PROXY PROMPTLY
--------------------------------------------

--------------------------------------------